JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT Q

SEPARATE ACCOUNT T

Supplement dated October 31, 2014 to PROSPECTUSES dated April 30, 2014

Changes to Variable Investment Options

This Supplement applies to REVOLUTION VALUE VARIABLE ANNUITY, DECLARATION VARIABLE ANNUITY, PATRIOT VARIABLE ANNUITY, REVOLUTION ACCESS VARIABLE ANNUITY, and REVOLUTION EXTRA VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement announces the renaming of the JHVIT Financial Services Trust.

JHVIT Financial Services Renaming

Effective at the close of business on November 7, 2014, JHVIT Financial Services Trust will be renamed “JHVIT Financial Industries Trust.”

Accordingly, any references in the Annuity Prospectus to the “Financial Services” Trust or Investment Option are replaced with “Financial Industries” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated October 31, 2014

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